                                                                    Exhibit 10.9




                      SUPPLEMENTAL NOTE PURCHASE AGREEMENT
                                   (SERIES D)

                                                     Dated as of October 1, 2000
                                                                PPN: 428234 AF 0

To the Purchasers Named in the
     Attached Supplemental
     Purchaser Schedule

Ladies and Gentlemen:

                  Reference is made to the Note Purchase Agreement dated as of March 15, 2000 between the Company and each of the Initial Purchasers named in Schedule A thereto (as amended by the First Amendment to Note Purchase Agreement dated as of June 15, 2000 and as supplemented by the Supplemental Note Purchase Agreements dated as of June 15, 2000 relating to the 8.11% Senior Notes, Series B, and dated as of June 15, 2000 relating to the 7.93% Senior Notes, Series C, the "Agreement"). Capitalized terms used but not defined herein have the meanings set forth in the Agreement.

                  As contemplated by Section 1.2 and Section 2.2 of the Agreement, the Company agrees with you as follows:

                  A.  Authorization of the Subsequent Notes. The Company has
                      -------------------------------------
authorized the issue and sale of $10,000,000 aggregate principal amount of Subsequent Notes to be designated as its 7.65% Senior Notes, Series D, due October 15, 2005 (the "Series D Notes"). The Series D Notes will be dated the date of issue, will bear interest from such date at the rate of 7.65% per annum, payable semiannually in arrears on April 15 and October 15 in each year, commencing April 15, 2000, until the principal amount thereof shall become due and payable and shall bear interest on overdue principal (including any overdue optional prepayment of principal) and Make-Whole Amount, if any, and, to the extent permitted by law, on any overdue installment of interest at the rate specified therein after the due date-for payment, whether by acceleration or otherwise, until paid, and shall be substantially in the form set out in Exhibit 2 to the Agreement, with appropriate insertions to reflect the terms and provisions set forth herein.

                  B.  Sale and Purchase of Series D Notes. Subject to the terms
                      -----------------------------------
and conditions of the Agreement and herein set forth, the Company will issue and sell to the Supplemental Purchasers, and the Supplemental Purchasers will purchase from the Company, Series D Notes in the principal amount specified opposite their names in the Supplemental Purchaser Schedule attached as Schedule A hereto at the purchase price of 100% of the principal amount thereof. The sale and purchase of the Series D Notes shall occur at the offices of Gardner, Carton & Douglas, Quaker Tower, Suite 3400, 321 North Clark Street, Chicago, Illinois 60610 at 9:00 a.m., Chicago time, at a closing (the "Series D Closing") on October 16, 2000 or on such other Business Day thereafter as may be agreed upon by the Company and the Supplemental Purchasers. At the Closing the Company will deliver to each Supplemental Purchaser the Series D Notes to be purchased by it in the form of a single Note (or such greater number of Series D Notes in denominations of at least $500,000 as such Supplemental Purchaser may request) dated the date of the Series D Closing and registered in its name (or in the name of its nominee), against delivery by such Supplemental Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company (as specified in a notice to the Supplemental Purchasers at least three Business Days prior to the date of the Series D Closing).

                  C.  Conditions of Series D Closing. The obligation of each
                      ------------------------------
Supplemental Purchaser to purchase and pay for the Series D Notes to be purchased by it at the Series D Closing is subject to the satisfaction, prior to or at the Series D Closing, of the conditions set forth in Section 4 of the Agreement.

                  D.  Prepayments. The Series D Notes are subject to prepayment
                      -----------
only pursuant to the required prepayments, if any, specified below and to the optional prepayments permitted by Section 8.2 of the Agreement.

                      No regularly scheduled prepayments are due
                       on the Notes prior to their stated maturity.

                  E.  Series D Notes Issued Under and Pursuant to Agreement.
                      -----------------------------------------------------
Except as specifically provided above, the Series D Notes shall be deemed to be issued under and subject to, and to have the benefit of, all of the terms and conditions of the Agreement as the same may from time to time be amended and supplemented in the manner provided therein.

                  F.  Representations and Warranties of the Company. The Company
                      ---------------------------------------------
represents and warrants to the Supplemental Purchasers that each of the representations and warranties contained in Section 5 of the Agreement is true and correct as of the date hereof (i) except that all references to "Purchaser" and "you" therein shall be deemed to refer to the Supplemental Purchasers hereunder, all references to "this Agreement" shall be deemed to refer to the Agreement as supplemented by this Supplement, all references to "Notes" therein shall be deemed to include the Series D Notes, and (ii) except for changes to such representations and warranties, or the Schedules referred to therein, that are set forth in the attached Schedule 5.

                  G.  Representations of the Supplemental Purchasers. Each
                      ----------------------------------------------
Supplemental Purchaser confirms to the Company that the representations set forth in Section 6 of the Agreement are true and correct as to such Supplemental Purchaser.

                  The execution by the Supplemental Purchasers shall constitute a contract between the Company and each Supplemental Purchaser for the uses and purposes set forth above. By its acceptance hereof, each Supplemental Purchaser shall also be deemed to have accepted and agreed to the terms and provisions of the Agreement as in effect on the date hereof.

                               HEWITT ASSOCIATES LLC


                               By:  /s/ C. Lawrence Connolly, III
                                    ------------------------------------------
                               Name:
                                    ------------------------------------------
                               Title:  Principal, Authorized Representative &
                                       --------------------------------------
                               Assistant Secretary
                               -------------------

The foregoing is agreed to
as of the date thereof.

THE CANADA LIFE ASSURANCE COMPANY


By:  /s/ Paul English
     -------------------------------------------
Name:  Paul English
Title: Associate Treasurer



ALLSTATE LIFE INSURANCE COMPANY


By:  /s/ Robert B. Bodett
     -------------------------------------------
Name:
      ------------------------------------------

By:  /s/ Patricia W. Wilson
     -------------------------------------------
Name:
      ------------------------------------------
                 Authorized Signatory

                                                                      SCHEDULE A

                         SUPPLEMENTAL PURCHASER SCHEDULE

                        INFORMATION RELATING TO PURCHASER

                                                            Principal Amount of
Name of Purchaser                                          Notes to be Purchased

THE CANADA LIFE ASSURANCE COMPANY                                $4,750,000

Register Note(s) in the name of: J. Romeo & Co

(1)   For physical delivery of Note:

      Chase Manhattan Corporation
      4 New York Plaza, 11/th/ Floor
      Receive Window
      New York, NY 10004
      Attn: Ernesto Apostol (212) 623-8139
      For The Canada Life Assurance Company
      Trust Account Number: G5278

(2)   Cash Wire Instructions:

      CHASE MANHATTAN BANK
      ABA 021-000-021
      a/c #900-9-000200
      Trust Account No. G5278
      Reference PPN: 42823# AF O, Hewitt Associates 7.65% Senior Notes, Series
                  D, due October 15, 2010, principal and interest payment

(3)   Payment Instructions (by mail):

      J. Romeo & Co.
      c/o CHASE MANHATTAN BANK
      PO BOX 35308
      Newark, NJ 07101-8006
      ATTN: Funds Clearance/ A/C #G 52708

      Reference PPN: 42823# AF O, Hewitt Associates
                  7.65% Senior Notes, Series D, due
                  October 15, 2010, principal and
                  interest payment

                                   Schedule A

(4)   For Call or Maturity Payment:

      CHASE MANHATTAN BANK
      ABA 021-000-021
      a/c #900-9-000200
      Trust Account No. G5278
Reference PPN: 42823# AF O, Hewitt Associates 7.65%
Senior Notes, Series D, due October 15, 2010, call or maturity date

(5)   Send notices of payments and written
confirmations of wire transfers to:

      CHASE MANHATTAN BANK
      North American Insurance
      2 Chase Metro Tech Centre- 6/th/ Floor
      Brooklyn, NY 11245
      Attn: Doll Baldabar

      Copy to

      The Canada Life Assurance Company
      330 University Ave SP 12
      Securities Accounting
      Toronto, ON M5G 1R8

(6)   Send financial statements & correspondence to:

      The Canada Life Assurance Company
      330 University Ave SP 11
      Toronto, ON M5G 1R8
      Attn: Paul English, US Investments Division

      Tax ID #38-0397420

                                   Schedule A

                                                                      SCHEDULE A

                         SUPPLEMENTAL PURCHASER SCHEDULE

                        INFORMATION RELATING TO PURCHASER

                                                            Principal Amount of
Name of Purchaser                                          Notes to be Purchased

THE CANADA LIFE ASSURANCE COMPANY                                 $250,000

Register Note(s) in the name of: J. Romeo & Co

(1)   For physical delivery of Note:

      Chase Manhattan Corporation
      4 New York Plaza, 11/th/ Floor
      Receive Window
      New York, NY 10004
      Attn: Ernesto Apostol (212) 623-8139
      For The Canada Life Assurance Company
      Trust Account Number: G52724

(2)   Cash Wire Instructions:

      CHASE MANHATTAN BANK
      ABA 021-000-021
      a/c #900-9-000200
      Trust Account No. G5224
      Reference PPN: 42823# AF O, Hewitt Associates 7.65% Senior Notes, Series
                  D, due October 15, 2010, principal and interest payment

(3)   Payment Instructions (by mail):

      J. Romeo & Co. c/o
      CHASE MANHATTAN BANK
      PO BOX 35308
      Newark, NJ 07101-8006
      ATTN: Funds Clearance/ A/C #G 52724

      Reference PPN: 42823# AF O, Hewitt Associates
                  7.65% Senior Notes, Series D, due
                  October 15, 2010, principal and
                  interest payment

                                   Schedule A

(4)   For Call or Maturity Payment:

      CHASE MANHATTAN BANK
      ABA 021-000-021
      a/c #900-9-000200
      Trust Account No. G5278
Reference PPN: 42823# AF O, Hewitt Associates 7.65%
Senior Notes, Series D, due October 15, 2010, call or maturity date

(5)   Send notices of payments and written
confirmations of wire transfers to:

      CHASE MANHATTAN BANK
      North American Insurance
      2 Chase Metro Tech Centre- 6/th/ Floor
      Brooklyn, NY 11245
      Attn: Doll Baldabar

      Copy to

      The Canada Life Assurance Company
      330 University Ave SP 12
      Securities Accounting
      Toronto, ON M5G 1R8

(6)   Send financial statements & correspondence to:

      The Canada Life Assurance Company
      330 University Ave SP 11
      Toronto, ON M5G 1R8
      Attn: Paul English, US Investments Division

      Tax ID #38-0397420

                                   Schedule A

                                                                      SCHEDULE A

                         SUPPLEMENTAL PURCHASER SCHEDULE

                        INFORMATION RELATING TO PURCHASER

                                                            Principal Amount of
Name of Purchaser                                          Notes to be Purchased

ALLSTATE LIFE INSURANCE COMPANY                                   $5,000,000

Register Note(s) in the name of: Allstate Life Insurance
Company

(1) All payments by Fedwire transfer of immediately available funds, identifying the name of the Issuer, the Private Placement Number preceded by "DPP" and the payment as principal, interest or premium, in the format as follows::

      BBK = Harris Trust and Savings Bank
            ABA #071000288
      BNF = Allstate Life Insurance Company
            Collection Account #168-117-0
      ORG = Hewitt Associates LLC
      OBI = DPP - (enter private placement number)
      Payment due date (MM/DD/YY) - P_______ (enter
"P" and amount of principal being remitted, for example P5000000.00) _ I __________ ( enter "I" and amount of interest being remitted, for example, I225000.00)

(2) All notices of scheduled payments and written confirmations of such wire transfer to be sent to:

      Allstate Life Insurance Company
      Investment Operations-Private Placements
      3075 Sanders Road, STE G3A
      Northbrook, IL 60062
      Telephone: (847) 402-2769
      Telecopy (847) 326-5040

(3)   Securities to be delivered to

      Citibank, Federal Reserve Bank

                                   Schedule A

         U.S. Custody & Employee Benefit Trust
         500 West Madison Street, Floor 6, Zone 4
         Chicago, IL 60661-2592
         Attn: Pam Jost

         For Allstate Life Insurance Company/Safekeeping
                      account

                                   Schedule A

(4) All financial reports, compliance, certificates and all other written communications, including notice of prepayments, to be sent to:

     Allstate Life Insurance Company
     Private Placements Department
     3075 Sanders Road, STE G3A
     Northbrook, IL
     Telephone: (847) 402-8922
     Telecopy: (847) 402-3092

TAX ID #36-2554642

                                   Schedule A

                                                                      SCHEDULE 5

                                   CHANGES TO
                         REPRESENTATIONS AND WARRANTIES

                                  See Attached

Schedule C

                      SUPPLEMENTAL NOTE PURCHASE AGREEMENT

                              HEWITT ASSOCIATES LLC

                                   $10,000,000
                          7.65% Senior Notes, Series D
                              due October 15, 2005

                                   SCHEDULE C
                              Existing Investments

Investments in Subsidiaries and Affiliates set forth in Schedule 5.4 and set forth below:

As of June 30, 2000

Entity                                                     Country                        Amount
                                                                                  (all in U.S. $)
Hewitt Associates Pty. Limited                             Australia              $      624,367
Hewitt Associates SARL and Hewitt Associates LLC           France                      6,746,606
Hewitt Associates GmbH                                     Germany                     1,434,903
Hewitt Associates Srl                                      Italy                       1,578,501
Hewitt Associates Kabushiki Gaisya                         Japan                         486,114
Hewitt Associates Limited                                  New Zealand                   456,065
Hewitt Associates Pte. Ltd.                                Singapore                   2,253,692
Hewitt Associates, S.A.                                    Spain                       5,009,624
Hewitt Associates Limited                                  United Kingdom             21,054,871
Annod Corp.                                                United States                       0
Hewitt Services LLC                                        United States                       0
Hewitt Associates                                          Canada                     61,493,899
Hewitt Associates de Mexico S. de R.L. de C.V. and
       Intergamma de Mexico S.C. and Hewitt
       Associates S.C.                                     Mexico                        754,230
Heijnis & Koelman, B.V. and Hewitt & Koelman
       International, B.V.                                 Netherlands                   531,506
Hewitt Associates, S.A.                                    Belgium                       534,007
PRASA Hewitt International A.G.                            Switzerland                 1,017,707
Hewitt Associates (Thailand) Limited                       Thailand                      529,474
Hewitt Strat Asia, Inc.                                    Philippines                   106,667
Hewitt Associates Caribe, Inc.                             Puerto Rico                   195,845
PT Hewitt Konsultan Indonesia                              Indonesia                   1,071,230
Hewitt Associates (India) Pvt. Ltd.,
       formerly known as Noble & Hewitt
       (India) Pvt. Ltd.                                   India                       2,121,048
Hewitt Associates LLC Tucursal en Protugal                 Portugal                      136,736

Schedule C

Hewitt Associates Sp. z o.o.                                  Poland                     550,142
Hewitt Associates S.C. Limitada                               Brazil                           0
Hewitt Associates (Chile) Limitada                            Chile                      457,502
Hewitt Associates, S.A.                                       Argentina                  356,388
Hewitt Associates LLC, Hewitt Associates Consulting
       (Shanghai) Co. and Ltd. Beijing Branch and
       Hewitt Associates Consulting (Shanghai)
       Co. Ltd.                                               China                    3,185,050
Hewitt Associates GmbH                                        Austria                    202,560
Hewitt Associates                                             Venezuela                        0
Hewitt Associates Korea Yuhan Hoesa                           South Korea                352,836
Hewitt Associates SDN. BHD.                                   Malaysia                   362,882
Hewitt/Loneanalyser A.B.                                      Sweden                      24,638
Miscellaneous investments, loans and advances                                          1,774,609

Total                                                                           U.S.$115,403,699
                                                                                ================

                      SUPPLEMENTAL NOTE PURCHASE AGREEMENT

                              HEWITT ASSOCIATES LLC

                                   $10,000,000
                          7.65% Senior Notes, Series D
                              due October 15, 2005

                                  SCHEDULE 5.4

(i) List of Subsidiaries of Company (exclusive of Subsidiaries which individually and in the aggregate are not Material)

     a)   Foreign subsidiaries

Country        City         Name                                  Structure
Australia**    Sydney       Hewitt Associates Pty. Ltd.           Wholly-owned subsidiary of Hewitt
               Melbourne                                          Associates LLC*

Belgium**      Brussels     Hewitt Associates, S.A.               Wholly-owned subsidiary of Hewitt
                                                                  Associates LLC*

Canada**       Toronto      3412822 Canada Inc.                   Wholly-owned subsidiary of Hewitt
                                                                  Associates LLC (inactive)

Canada**       Toronto      3409635 Canada Inc.                   Wholly-owned subsidiary of Hewitt
                                                                  Associates LLC

Canada**       Toronto      3038402 Nova Scotia Company           Wholly-owned subsidiary of Hewitt
                                                                  Associates LLC. Continuing from the
                                                                  amalgamation of 3025288 Nova Scotia
                                                                  Company, James P. Marshall, Inc. and
                                                                  976344 Ontario Limited as part of
                                                                  the James P. Marshall, Inc.
                                                                  acquisition.

Chile**        Santiago     Hewitt Associates (Chile) Limitada    99% Hewitt Associates LLC
                                                                  1 % Hewitt Holdings LLC

China**        Shanghai     Hewitt Associates                     Wholly-owned subsidiary of Hewitt
               Beijing      Consulting(Shanghai) Co. Ltd.         Associates LLC*

                                  Schedule 5.4

Country        City         Name                                  Structure
               Hong Kong    Hewitt Associates LLC                 Branch Office

France**       Paris        Hewitt Associates Srl                 Wholly-owned subsidiary of Hewitt
                                                                  Associates LLC*

Germany**      Wiesbaden    Hewitt Associates GmbH                96.5% held by Hewitt Associates LLC
                                                                  and 3.5% held by Hewitt Holdings LLC

India**        Bangalore    Hewitt Associates (India) Pvt. Ltd.   Wholly-owned subsidiary of Hewitt
               Mumbia                                             Associates LLC (formerly known as
               New Delhi                                          Noble & Hewitt (I) Pvt. Ltd.)

Indonesia**    Jakarta      PT Hewitt Konsultan Indonesia         Wholly-owned subsidiary of Hewitt
                                                                  Associates LLC*

Italy**        Milan        Hewitt Associates SARL                Wholly-owned subsidiary of Hewitt
                                                                  Associates LLC*

Japan**        Tokyo        Hewitt Associates Kabushiki Gaisya    Wholly-owned subsidiary of Hewitt
                                                                  Associates LLC*

Malaysia**     Kuala        Hewitt Associates SDN. BHD            Wholly-owned subsidiary of Hewitt
               Lumpur                                             Associates LLC

Mexico**       Mexico City  Hewitt Associates de Mexico           Wholly-owned subsidiary of Hewitt
                            S. de R.L. de C.V.                    Associates LLC

                            Hewitt Associates S.C.                Partnership owned 99% by Hewitt
                                                                  Mexicana S. de R.L. de C.V. and 1%
                                                                  by Empressas Hewitt S. de R.L. de
                                                                  C.V.

                            Hewitt Mexicana S. de R.L.            Wholly-owned subsidiary of Hewitt
                            de C.V.                               Associates LLC (holding company)*

                            Empresas Hewitt S. de R. L.           Wholly-owned subsidiary of Hewitt
                            de C.V.                               Associates LLC* (created to hold
                                                                  interest in Hewitt Associates S.C.
                                                                  not held by Hewitt Mexicana S. de
                                                                  R.L. de C.V.)

New Zealand**  Wellington   Hewitt Associates Limited             Wholly-owned subsidiary of Hewitt
                                                                  Associates LLC*

Country          City         Name                              Structure
Poland**         Warsaw       Hewitt Associates Sp. z o.o.      Wholly-owned subsidiary of Hewitt
                                                                Associates LLC*

Portugal         Lisbon       Hewitt Associates, LLC            Wholly-owned subsidiary of Hewitt
                              Sucursal en Protugal              Associates LLC*

Singapore**      Singapore    Hewitt Associates Pte. Ltd.       Wholly-owned subsidiary of Hewitt
                                                                Associates LLC*

South Korea**                 Hewitt Associates Korea           Wholly-owned subsidiary of Hewitt
                              Yuhan Hoesa                       Associates LLC*

Spain**          Madrid       Hewitt Associates, S.A.           Wholly-owned subsidiary of Hewitt
                                                                Associates LLC*

Thailand**       Bangkok      Hewitt Associates                 Wholly-owned subsidiary of Hewitt
                              (Thailand) Limited                Associates LLC*

United           St. Albans   Hewitt Associates Limited         Wholly-owned subsidiary of Hewitt
Kingdom**                                                       Associates LLC*

     * "Wholly-owned" means that at least 99% of the ownership interest in these subsidiaries is held by Hewitt Associates LLC and affiliates.

     **Designates a Restricted Subsidiary.

     b)   Other

     Annod Corp.**, a Delaware corporation (wholly-owned subsidiary of Hewitt Associates LLC)

     Hewitt Distributions LLC**, an Illinois limited liability company (99% held by Hewitt Associates LLC and 1 % held by Annod Corporation, a Delaware Corporation)

     Hewitt Insurance Brokerage LLC**, an Illinois limited liability company (99% held by Hewitt Associates LLC and 1% held by Hewitt Holdings LLC)

     (ii) List of Affiliates of Company

          a)   Foreign affiliates

Country          City             Name                              Structure
Argentina        Buenos Aires     Hewitt Associates, S.A.           40% held by Hewitt Associates LLC
                                                                    and 60% by Alberto Fastman

Austria          Vienna           Hewitt Associates GmbH            70% held by Hewitt Associates LLC
                                                                    and 30% owned by Paul Roettig

Brazil           Sao Paulo        Hewitt Associates S.C.            40% held by Hewitt Associates LLC,
                                  Limitada                          59% held by shareholders of
                                                                    Huggard-Caine S.C. Ltda and 1 % held
                                                                    by Andrea Huggard-Caine

Canada           Toronto          Hewitt Associates                 Ontario general partnership
                 Calgary                                            comprised of Hewitt Associates LLC
                 Vancouver                                          and professional services
                                                                    corporations owned by Hewitt Holding
                                                                    LLC's Canada-based Owners

                                  Hewitt Management                 Ontario limited partnership of which
                                  Services L.P.                     3409635 Canada, Inc. is the general
                                                                    partner and the family trusts of
                                                                    each non-Vancouver Canadian owner is
                                                                    a limited partner. Provides
                                                                    management services to Hewitt
                                                                    Associates. (In process of being
                                                                    wound down).

                                  Hewitt Management Ltd.            Owned by the family trusts of each
                                  (formerly known as The Coles      Vancouver, Canadian owner. Provides
                                  Group Consultants Ltd.)           management services to Hewitt
                                                                    Associates operations in Vancouver.

Czech            Prague           Hewitt Associates GmbH,           Satellite office of Austrian company
Republic                          organizacni slozka

Dominican        Santo            Hewitt Associates Latin           Wholly-owned by Hewitt

Country          City             Name                              Structure
Republic         Domingo          America, Inc.                     Associates Caribe, Inc.

Ireland          Dublin           Hewitt Associates Limited         Branch Office of Hewitt Associates
                                                                    Limited (United Kingdom)
Hungary          Budapest         see Austria                       Satellite office of Austrian Company
Mexico           Mexico City      Intergamma S. C.                  25% held by Hewitt Associates LLC
                                                                    and 75% held by 12 partners of
                                                                    Intergamma

Netherlands      Amsterdam        Hewitt & Koelman                  50/50 joint venture between Hewitt
                 Eindhoven        International, BV. (HKI)          Associates LLC and Heijnis & Koelman
                 Rotterdam                                          BV. The Dutch partner holds one
                 Utrecht                                            preference share.

Netherlands      Amsterdam        Heijnis & Koelman B.V.            30% held by Hewitt Associates LLC
                                                                    and 70% held by individual owners

Philippines      Manila           Hewitt Strat Asia Inc.            40% held by Hewitt Associates LLC
                                                                    and 60% held by Strat Asia, Inc.

Puerto Rico      San Juan         Hewitt Associates Caribe, Inc.    40% held by Hewitt Associates LLC,
                                                                    55% held by Bettye Baldwin and 5%
                                                                    held by Orlando Mercado

Slovenia         Ljubljana        see Austria                       Satellite office of Austrian Company

Sweden           Stockholm        Hewitt/Loneanalyser A.B.          49% Hewitt Associates LLC (490
                                                                    shares) 51% Loneanalyser A.B.
                                                                    (510 shares) Agreement signed
                                                                    May 1, 1999

Switzerland      Neuchatel        PRASA Hewitt                      Registered name PRASA HEWITT A.G.
                 Geneva           International A.G. (PHI)          Hewitt Associates LLC in process of
                 Zurich                                             bringing 55.5% interest held by
                                                                    PRASA. 363 shares

Country       City              Name                   Structure

                                                       transferred on 1/1/ of
                                                       each year through 2009.

Venezuela     Caracas           Hewitt Associates      Branch office of Hewitt
                                                       Associates Caribe, Inc.
     b)   Other affiliates

     The Bayview Trust, an Illinois trust (100% of the beneficial interest held by Hewitt Holdings LLC);

     Overlook Associates, an Illinois partnership (51% held by Hewitt Holdings LLC and 49% held by Tower Parkway Associates);

     Hewitt Holdings LLC, an Illinois limited liability company (holder of 100% of interest in Hewitt Associates LLC, among other holdings;

     Hewitt Financial Services LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC) (formerly known as Hewitt Servces LLC);

     Hewitt Properties I LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC);

     Hewitt Properties II LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC).

     Hewitt Properties III LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC);

     Hewitt Properties IV LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC);

     Hewitt Properties V LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC);

     Hewitt Properties VI LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC);

     Hewitt Properties VII LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC); and

     Sageo LLC, a Delaware limited liability company (100% held by Hewitt Holdings LLC).

(iii)    List of Managers/Senior Officers of Company

Gerald I. Wilson             Chairman of Executive Committee of Hewitt Holdings
Dale L. Gifford              Chief Executive/Manager
John M. Ryan                 Chief Administrative Officer/Manager/Assistant Secretary
Dan DeCanniere               Chief Financial Officer
Bryan Doyle                  Practice Leader for the Total Benefit Administration Services
Rosemary E. Tagge            Secretary
C. Lawrence Connolly, III    General Counsel/Assistant Secretary/Manager
Peter E. Ross                Assistant Secretary
Kent E. Levihn               Director of Insurance

                      SUPPLEMENTAL NOTE PURCHASE AGREEMENT

                              HEWITT ASSOCIATES LLC

                                   $10,000,000
                          7.65% Senior Notes, Series D
                              due October 15, 2005

                                  SCHEDULE 5.5
                              Financial Statements

Audited consolidated balance sheets of Hewitt Associates, an Illinois limited liability company, and subsidiaries as of September 30, 1994 and 1993, and the related consolidated statements of income and cash flows for the years then ended.

Audited consolidated balance sheets of Hewitt Associates LLC, an Illinois limited liability company, and subsidiaries as of September 30, 1999, 1998, 1997, 1996 and 1995, and the related consolidated statements of income and cash flows for the years then ended.

Hewitt Associates LLC (Unaudited) Consolidated Balance Sheet, Statement of Operations, and Statement of Cash Flow for the periods ending December 31, 1999 and 1998, and March 31, 2000 and 1999, and June 30, 2000 and 1999.

                                  Schedule 5.5

                      SUPPLEMENTAL NOTE PURCHASE AGREEMENT

                              HEWITT ASSOCIATES LLC

                                   $10,000,000
                          7.65% Senior Notes, Series D
                              due October 15, 2005

                                  SCHEDULE 5.15
                              Existing Indebtedness

                                  See Attached

                                  Schedule 5.15

                 HEWITT ASSOCIATES LLC                      Schedule 5.15
                   SCHEDULE OF LOANS
                       UNAUDITED

                                                                                                    ORIGINAL         BALANCE
                                                                   LOAN                              BALANCE          AS OF
                           LENDOR                                  DATE            TYPE             AVAILABLE       06/30/00
-------------------------------------------------------------------------------------------------------------------------------
LOANS:
------
BANK OF AMERICA (SEE ATTACHED)                                 9/30/1992         MULTI-CUR          10,000,000        7,471,495
REVOLVER LOANS (VARIOUS MATURITIES)                            5/28/1996         REVOLVER           70,000,000       57,000,000

                                                                                                                ---------------
TOTAL REVOLVING CREDIT LOANS                                                                                         64,471,495
                                                                                                                ---------------

HARRIS BANK/BANK OF AMERICA /NATIONS BANK                      5/28/1996           TERM             30,000,000       15,000,000

                                                                                                                ---------------
TOTAL UNSECURED BANK TERM LOANS                                                                                      15,000,000
                                                                                                                ---------------

SENIOR NOTES                                                   5/30/1996           TERM             50,000,000       50,000,000
SENIOR NOTES                                                   3/30/2000           TERM             15,000,000       15,000,000
SENIOR NOTES                                                   3/30/2000           TERM             35,000,000       35,000,000
                                                                                                                ---------------

CAPITAL LEASES:
---------------
IBM 16                                                         2/1/1998          CAP LEASE           4,216,625          621,530
IBM 17                                                         2/1/1998          CAP LEASE             560,438           82,608
IBM 18                                                         2/1/1998          CAP LEASE             427,000           62,940
IBM 20                                                         9/1/1999          CAP LEASE           2,279,113          342,080
IBM 21                                                         10/1/1998         CAP LEASE           6,615,000        2,808,808
IBM 22                                                         1/15/1999         CAP LEASE           5,166,000        2,590,242
IBM 23                                                         1/27/1999         CAP LEASE           4,275,000        2,548,285
IBM 24                                                         6/4/1999          CAP LEASE           2,519,300        1,629,283
IBM 25                                                         9/29/1999         CAP LEASE           1,387,750          882,883
IBM 26                                                         10/15/1999        CAP LEASE           2,828,875        1,821,091
IBM 27                                                         10/15/1999        CAP LEASE           1,441,125          498,645
IBM 28                                                         10/25/1999        CAP LEASE           2,049,600        1,748,333
IBM 29                                                         1/10/2000         CAP LEASE             889,233          648,032
IBM 30                                                         1/12/2000         CAP LEASE             850,907          649,038
Siemens Rolm 1                                                 9/30/1997         CAP LEASE           1,034,596          283,761
Siemens Rolm lA                                                9/30/1997         CAP LEASE             759,734          208,280
Siemens Rolm 2                                                 9/30/1997         CAP LEASE             180,501           52,904
Siemens Rolm 3                                                 9/30/1997         CAP LEASE           1,095,828          299,943
Siemens Rolm 4                                                 2/1/1998          CAP LEASE           1,788,501          759,762
Siemens Rolm 5                                                 6/1/1998          CAP LEASE           1,066,067          541,673
Siemens Rolm 6                                                 6/1/1998          CAP LEASE           1,438,024          701,407
Siemens Rolm 7                                                 7/1/1998          CAP LEASE           1,005,632          532,510
Siemens Rolm 8                                                 7/1/1998          CAP LEASE             880,400          466,196
Siemens Rolm 9                                                 7/1/1998          CAP LEASE             941,061          498,317
Siemens Rolm 10                                                11/30/1998        CAP LEASE             643,177          367,719
Siemens Rolm 11                                                8/17/1999         CAP LEASE             839,621          646,548
Siemens Rolm 12                                                8/17/1999         CAP LEASE             416,032          320,354
Siemens Rolm 13                                                9/13/1999         CAP LEASE             675,980          533,551
Siemens Rolm 14                                                9/13/1999         CAP LEASE              807A63          637,337
Siemens Rolm 15                                                9/13/1999         CAP LEASE           1,210,227          955,230
Siemens Rolm 16                                                9/13/1999         CAP LEASE           1,269,608        1,026,385
Siemens Rolm 17                                                9/29/1999         CAP LEASE           1,223,783          989,365
Siemens Rolm 18                                                9/29/1999         CAP LEASE           1,837,733        1,485,562
Siemens Rolm 19                                                9/29/1999         CAP LEASE           1,721,941        1,392,006
Siemens Rolm 20                                                1/3/2000          CAP LEASE              42,852           37,885
Siemens Rolm 21                                                1/3/2000          CAP LEASE              64,429           56,962
Siemens Rolm 22                                                3/31/2000         CAP LEASE           1,247,844        1,128,079
Siemens Rolm 23                                                3/31/2000         CAP LEASE           1,296,451        1,172,022
Siemens Rolm 24                                                3/31/2000         CAP LEASE           1,770,006        1,600,126

                                                                                                                ---------------
TOTAL CAPITAL LEASES                                                                                                 33,627,682
                                                                                                                ---------------

                                                                                                                ---------------
TOTAL LOANS AND CAPITAL LEASES                                                                                      213,099,177
                                                                                                                ===============

Bank of America Multi-Currency Credit Facility        Exhibit 1 to Schedule 5.15
As of                      30-Jun-00

                               Local Currency                            Interim
Borrower/Office Local Currency     Amount      Borrow Date   Due Date   Int. Date Interest Rate  Exchange Rate  US Dollar Equivalent
------------------------------------------------------------------------------------------------------------------------------------
United Kingdom     GBP              500,000     6/12/2000   12/11/2000  9/11/2000    7.13000%    1.5115                755,750
United Kingdom     GBP              200,000      4/3/2000    10/2/2000   7/3/2000    7.22000%    1.5950                319,000
United Kingdom     GBP              350,000     4/10/2000    10/612000  7/10/2000    7.25000%    1.6100                563,500
United Kingdom     GBP              200,000     5/15/2000   11/13/2000  8/14/2000    7.24000%    1.5035                300,700
United Kingdom     GBP              270,000     5/22/2000   11/20/2000  8/21/2000    7.18000%    1.4815                400,005
United Kingdom     GBP              300,000      2/7/2000     8/7/2000   5/8/2000    7.14000%    1.6010                480,300
United Kingdom     GBP              950,000     2/18/2000    8/16/2000  5/18/2000    7.20000%    1.6100              1,529,500
France             FF             1,000,000     5/30/2000   11/27/2000  8/28/2000    5.14750%    0.1396                139,552
France             FF             2,000,000      6/5/2000    12/4/2000   9/5/2000    5.42130%    0.1423                284,560
Singapore          S$             1,050,000      6/5/2000    12/4/2000   9/5/2000    3.56000%    0.5776                606,481
Hong Kong          HK$            1,000,000     6/12/2000   12/11/2000  9/11/2000    7.81000%    0.1283                128,320
Japan              JPY           30,000,000     3/17/2000    9/13/2000  6/15/2000    0.93000%    0.0095                284,738
Japan              JPY           30,000,000     4/24/2000   10/23/2000  7/24/2000    0.91000%    0.0095                283,688
Japan              JPY           20,000,000     5/31/2000   11/27/2000  8/29/2000    0.89130%    0.0093                186,133
Japan              JPY           70,000,000      6/5/2000   11/27/2000  8/29/2000    0.89250%    0.0092                644,864
Japan              JPY           20,000,000     6/19/2000   12/18/2000  9/18/2000    0.96000%    0.0094                188,466
Japan              JPY           20,000,000     6/26/2000   12/29/2000  9/25/2000    0.95000%    0.0096                191,939
Japan              JPY           20,000,000     2/18/2000    8/16/2000  5/18/2000    0.92000%    0.0092                184,000

                                                                                                                  ------------------
                                                                                                 Total               7,471,495